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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Santa Fe Snyder Corporation's Registration Statement on Form S-3 of our report dated February 10, 1999, included in Snyder Oil Corporation's Annual Report on Form 10-K/A for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.


                                             ARTHUR ANDERSEN LLP


Fort Worth, Texas
May 10, 1999